Exhibit 10.6

ADDENDUM TO A CHANGE IN CONTROL AGREEMENT
THIS ADDENDUM TO A CHANGE IN CONTROL AGREEMENT (this “Addendum”) is executed as of April 3rd, 2018 by and among Aspen Insurance Holdings Limited, a Bermuda corporation (“Holdings”), Aspen Insurance UK Services Limited, an England corporation (“AUKSL”) and Kate Vacher (the “Executive”).
WHEREAS Holdings, AUKSL and the Executive entered into a Change in Control Agreement dated February 25, 2015 (the “Change in Control Agreement”);
NOW, THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1.	Defined terms in this Addendum which are not otherwise defined shall carry the meanings attributed to them in the Change in Control Agreement.

2.	Clause 6(a)(i)(B) of the Change in Control Agreement shall be deleted and replaced with the following:

“(B)	The amount equal to the product of (1) two and (2) the sum of (x) the Executive’s Annual Base Salary and (y) the Recent Average Bonus”

3.	All other provisions of the Change in Control Agreement shall remain in full force and effect.

4.	This Addendum shall be governed and construed in accordance with the laws of England & Wales.

Exhibit 10.6

IN WITNESS WHEREOF, the parties have executed this Addendum as of the day and year first written above.

ASPEN INSURANCE HOLDINGS LIMITED
By:     /s/ Michael Cain
Name:    Michael Cain
Title:     Group General Counsel

ASPEN INSURANCE UK SERVICES LIMITED
By:     /s/ Michael Cain
Name:    Michael Cain
Title:     Director

KATE VACHER
/s/ Kate Vacher
Kate Vacher